Exhibit 10.1

AMENDMENT TO FREEZE THE BENEFIT

UNDER THE

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

This Freeze Amendment (the “Amendment”) is made to the Supplemental Executive Retirement Plan (the “Plan”), effective as of July 1, 2021, by and between Kearny Bank (the “Bank”) and Craig L. Montanaro (the “Executive”), as of December 21, 2022.

WHEREAS, the Bank and the Executive desire to amend the Plan to freeze the benefits under the Plan so that the Amount of the Benefit will not increase or decrease; and

WHEREAS, Section 9.1 of the Plan permits the Plan to be amended by a written agreement signed by the Bank and Executive.

NOW, THEREFORE, notwithstanding anything in the Plan to the contrary, the Plan is hereby amended as follows:

1.    New Article XI of the Plan. Article XI is hereby added to the Plan to read in its entirety as follows:

“ARTICLE XI

FROZEN BENEFIT

Notwithstanding anything in the Plan to the contrary, the Amount of Benefit or Accrual Balance, as applicable, shall be frozen as of December 31, 2022, so that the Amount of Benefit or Accrual Balance, as applicable, for purposes of Sections 2.1, 2.2, 2.3, 3.1, 3.2, and 3.3 shall not increase or decrease (the “Frozen Benefit”). For purposes of clarity, the Frozen Benefit shall not take into account any changes to the Executive’s annual base salary or the Accrual Balance after the date of this Amendment.”

2.    Capitalized Terms. Capitalized terms herein shall have the meanings ascribed to them in the Plan, as applicable, except as otherwise expressly provided in this Amendment.

3.    Effect of Amendment. Except and to the extent modified by this Amendment, the provisions of the Plan shall remain in full force and effect and are hereby incorporated into and made a part of this Amendment.

IN WITNESS WHEREOF, this Amendment has been adopted by the Bank and the Executive as of the day and year first written above.

EXECUTIVE

By:	/s/ Craig L. Montanaro

KEARNY BANK

By:	/s/ John J. Mazur, Jr.
Name:	John J. Mazur, Jr.
Title:	Chairman of the Board

2